UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 24, 2019

EHEALTH, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CALIFORNIA, 95054
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 24, 2019, eHealth, Inc. (the “Company”) held a conference call to discuss its financial results for the third quarter ended September 30, 2019. In accordance with the rules of the Securities and Exchange Commission (“SEC”), prior to that conference call, the Company attempted to furnish a Current Report on Form 8-K to the SEC that included the press release reporting the Company’s financial results for the third quarter ended September 30, 2019, as is the Company’s usual practice.  However, because the SEC’s EDGAR system experienced technical issues and was unable to process filings in the afternoon of October 24, 2019, that Current Report on Form 8-K was not accepted by the SEC until after the conference call had commenced.  Accordingly, the Company is furnishing a transcript of its conference call herewith on a one-time basis as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K and the exhibit attached hereto are intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Transcript of earnings conference call on October 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	October 28, 2019	/s/ Derek N. Yung
Derek N. Yung Chief Financial Officer (Principal Financial Officer)